Exhibit 99.3
ISDA
International Swap Dealers Association, Inc.
SCHEDULE
to the
Master Agreement
dated as of December 11, 2008
between
HSBC BANK USA, National Association
(“Party A”)
and
NISSAN AUTO RECEIVABLES 2008-C OWNER TRUST
(“Party B”)
Part 1. Termination Provisions.
(a)	The following shall apply:
(i)	Termination by Party A — Events of Default. Notwithstanding the provisions of Section 5(a), the only events which will constitute Events of Default when they occur in relation to Party B will be those events specified in Sections 5(a)(i) (Failure To Pay Or Deliver) and Section 5(a)(vii) (Bankruptcy); provided that with respect to Party B the provisions of Section 5(a)(vii) clauses (2), (7) and (9) will not be applicable as an Event of Default; clause (3) will not apply to Party B to the extent it refers to any assignment, arrangement or composition that is effected by or pursuant to the Indenture; clause (4) will not apply to Party B to the extent that it refers to proceedings or petitions instituted or presented by Party A or any of its Affiliates; clause(6) will not apply to Party B to the extent that it refers to (i) any appointment that is contemplated or effected by the Indenture (as defined herein) or (ii) any appointment that Party B has not become subject to); clause (8) will not apply to Party B to the extent that it applies to Section 5(a)(vii)(2), (4), (6), and (7) (except to the extent that such provisions are not disapplied with respect to Party B).
Accordingly, Section 5(a)(ii) (Breach Of Agreement), Section 5(a)(iii) (Credit Support Default), Section 5(a)(iv) (Misrepresentation), Section 5(a)(v) (Default Under Specified Transaction), Section 5(a)(vi) (Cross Default), and the provisions of Section 5(a)(viii) (Merger Without Assumption) will not apply to Party B as the Defaulting Party.

Notwithstanding the foregoing, the Credit Support Default provisions of Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B’s obligations under paragraph 3(b) of the Credit Support Annex.
(ii)	Termination by Party A — Termination Events. Notwithstanding the provisions of Section 5(b), and save as otherwise provided herein, the only events which will constitute Termination Events when they occur in relation to Party A: (x) as the Affected Party,
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shall be Section 5(b)(i) (Illegality), (y) as Burdened Party, shall be Section 5(b)(iii) (Tax Event Upon Merger); provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event Upon Merger in respect of which it is the Affected Party, (z) as the Non-affected Party, shall be Section 5(b)(v) (Additional Termination Event). Accordingly, Section 5(b)(iv) (Credit Event Upon Merger) will not be a Termination Event with respect to Party B as the Affected Party and Party A may not designate an Early Termination Date related to Section 5(b)(ii) (Tax Event).

(iii)	Termination by Party B — Events of Default and Termination Events. Save as otherwise provided herein, the provisions of Section 5 will apply with respect to Party A without amendment. For purposes of Section 5(a)(vi) (Cross Default), the Threshold Amount applicable to Party A shall be 3% of Shareholders equity (excluding deposits).
(b)	Specified Entity. None specified in relation to either Party A or Party B.

(c)	“Specified Transaction” will have the meaning specified in Section 14 of this Agreement.

(d)	The “Automatic Early Termination” provision of Section 6(a) of this Agreement will not apply to Party A and will not apply to Party B.

(e)	Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

Market Quotation will apply and the Second Method will apply; provided, however, with respect to an early termination in which Party A is the Defaulting Party or sole Affected Party in respect of an Additional Termination Event or Tax Event Upon Merger, notwithstanding Section 6 of this Agreement, the following amendment to this Agreement set forth in paragraphs (i) to (v) below shall apply:
(i)	The definition of “Market Quotation” shall be deleted in its entirety and replaced with the following:
“ “Market Quotation” means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement with Rated Debt, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a transaction (the “Replacement Transaction”) that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transactions or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included and (4) made in respect of a Replacement Transaction with commercial terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions).”
(ii)	The definition of “Settlement Amount” shall be deleted in its entirety and replaced with the following:
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“ “Settlement Amount” means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to:
(a) if, on or prior to such Early Termination Date, a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding, the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;
(b) if, on such Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and one or more Market Quotations have been communicated to Party B and remain capably of becoming legally binding upon acceptance by Party B, the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotation;
(c) if, on such Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotations have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, Party B’s Loss (whether positive or negative and without reference to Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions; and
(d) At any time on or before such Early Termination Date at which two or more Market Quotations have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, Party B shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, (i) a Market Quotation expressed as a negative number is lower than a Market Quotation expressed as a positive number and (ii) the lower of two Market Quotations expressed as negative numbers is the one with the largest absolute value).”
(iii)	For the purpose of sub-paragraph (4) of the definition of Market Quotation, Party B shall determine in its sole discretion, acting in a commercially reasonable manner, whether a Firm Offer is made in respect of a Replacement Transaction with commercial terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions).

(iv)	If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Early Termination Date.

(v)	If the Settlement Amount is a negative number, Section 6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:
“Second Method and Market Quotation. If Second Method and Market Quotation apply, (1) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (2) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (3) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B, provided that, (i) the amounts payable under sub-paragraphs (2) and (3), above, shall be subject to netting in
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accordance with Section 2(c) of this Agreement, and (ii) notwithstanding any other provision of this Agreement, any amount payable by Party A under sub-paragraph (3), above, shall not be netted-off against any amount payable by Party B under sub-paragraph (1), above.”

(f)	“Termination Currency” means U.S. Dollars.

(g)	Additional Termination Event will apply. Each of the following events shall constitute an Additional Termination Event hereunder:
(i)	Liquidation of Collateral. The following shall constitute an Additional Termination Event in which Party B shall be the sole Affected Party: Any commencement of a liquidation of the Collateral (as defined in the Indenture) occurs following an Event of Default under the Indenture.

(ii)	Regulation AB Financial Disclosure. The following shall constitute an Additional Termination Event in which Party A shall be the sole Affected Party: The failure of Party A to materially comply with or materially perform any agreement or undertaking to be complied with or performed by Party A under Part 5(t) of this Schedule.

(iii)	S&P or Fitch Downgrade of Party A. The failure by Party A to post Eligible Collateral in accordance with the terms of the Credit Support Annex or to obtain an Eligible Guarantee in accordance with Part 5(q) of this Schedule or to transfer its rights and obligations hereunder to an Eligible Replacement in accordance with Part 5(q) of this Schedule shall constitute an Additional Termination Event for which Party A shall be the sole Affected Party.

(iv)	Moody’s First Rating Trigger Collateral. The following shall constitute an Additional Termination Event in which Party A is the sole Affected Party: Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex from time to time entered into between Party A and Party B in relation to this Agreement and either (x) the Moody’s Second Rating Trigger Requirements do not apply or (y) less than 30 Local Business Days have elapsed since the last time the Moody’s Second Rating Trigger Requirements did not apply.

(v)	Moody’s Second Rating Trigger Replacement. The following shall constitute an Additional Termination Event in which Party A is the sole Affected Party: (x) The Moody’s Second Rating Trigger Requirements apply and 30 or more Local Business Days have elapsed since the last time the Moody’s Second Rating Trigger Requirements did not apply and (y) (A) at least one Eligible Replacement has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with Part 5(e) of this Schedule, below, and/or (B) at least one entity with the Moody’s First Trigger Required Ratings has made a Firm Offer (which remains capable of becoming legally binding upon acceptance by the offeree) to provide an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement.
(A)	The Moody’s First Rating Trigger Requirements shall apply so long as no Relevant Entity has the Moody’s First Trigger Required Ratings.
An entity shall have the “Moody’s First Trigger Required Ratings” (x) where such entity is the subject of a Moody’s Short-term Rating, if such rating is “Prime-1” and its long-term, unsecured
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and unsubordinated debt obligations are rated “A2” or above by Moody’s and (y) where such entity is not the subject of a Moody’s Short-term Rating, if its long-term, unsecured and unsubordinated debt obligations are rated “A1” or above by Moody’s.
(B)	So long as the Moody’s First Rating Trigger Requirements apply, Party A will at its own cost use commercially reasonable efforts to, as soon as reasonably practicable, (x) procure an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement to be provided by a guarantor with the Moody’s First Trigger Required Ratings, (y) transfer to Party B the amount of Eligible Collateral required under the Credit Support Annex or (z) transfer this Agreement in accordance with Part 5(e) below.

(C)	The Moody’s Second Rating Trigger Requirements shall apply so long as no Relevant Entity has the Moody’s Second Trigger Required Ratings.
An entity shall have the “Moody’s Second Trigger Required Ratings” (x) where such entity is the subject of a Moody’s Short-term Rating, if such rating is “Prime-2” or above and its long-term, unsecured and unsubordinated debt obligations are rated “A3” or above by Moody’s and (y) where such entity is not the subject of a Moody’s Short-term Rating, if its long-term, unsecured and unsubordinated debt obligations are rated “A3” or above by Moody’s.
(D)	So long as the Moody’s Second Rating Trigger Requirements apply, Party A will at its own cost use commercially reasonable efforts to, as soon as reasonably practicable, either (x) procure an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement to be provided by a guarantor with the Moody’s First Trigger Required Ratings and/or the Moody’s Second Trigger Required Ratings or (y) transfer this Agreement in accordance with Part 5(e) of this Schedule, below, and in both the case of (x) and (y), transfer to Party B the amount of Eligible Collateral required under the Credit Support Annex.
In the event of an Early Termination Date in respect of a S&P Ratings Downgrade, a Fitch Required Ratings Downgrade, a Moody’s First Rating Trigger Replacement or a Moody’s Second Rating Trigger Replacement and the entering into by Party B of alternative swap arrangements, Party A shall pay all reasonable out-of-pocket expenses, including legal fees and stamp taxes, relating to the entering into of such alternative swap arrangements.
Part 2. Tax Representations
(a)	Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A will make the following representation and Party B will make the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement,
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provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.
(b)	Payee Representations. For the purpose of Section 3(f) of this Agreement, Party A and Party B will make the representations in (i) and (ii) below.
(i)	Party A represents that it is a national banking association organized under the laws of the United States.

(ii)	Party B represents that it is a Delaware statutory trust organized or formed under the laws of the State of Delaware.
Part 3. Agreement to Deliver Documents.
For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:
(a)	Tax forms, documents or certificates to be delivered are:

Party A and Party B shall promptly deliver to the other party (or as directed) any form or document accurately completed and in a manner reasonably satisfactory to the other party that may be required or reasonably requested in order to allow the other party to make a payment under a Transaction without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate, promptly upon reasonable demand by the other party.

(b)	Other documents to be delivered are:

Covered by
Section 3(d)
Party required to	Form/Document/	Date by which to be	Representation of this
deliver document	Certificate	delivered	Agreement

Party A and Party B	Evidence of the authority of the signatories of this Agreement including specimen signatures of such signatories.	Upon execution of this Agreement.	Yes

Party A	An opinion of counsel addressed to Party B in form and substance reasonably acceptable to Party B.	Upon execution of this Agreement.	No

Party B	An opinion of Party B’s counsel addressed to Party A in form and substance reasonably acceptable to Party A.	Upon execution of this Agreement.	No
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Covered by
Section 3(d)
Party required to	Form/Document/	Date by which to be	Representation of this
deliver document	Certificate	delivered	Agreement

Party B	A duly executed certificate of the secretary or assistant secretary of the Owner Trustee of Party B certifying the name and true signature of each person authorized to execute this Agreement and enter into Transactions for Party B.	Upon execution of this Agreement.	Yes

Party B	Copies of executed Indenture.	Upon execution of such Agreements	Yes

Party A	Financial data relating to Party A, as required pursuant to Part 5(t) of this Schedule.	As required pursuant to Part 5(t) of this Schedule.	Yes
Part 4. Miscellaneous.
(a)	Addresses for Notices. For the purpose of Section 12(a) of this Agreement:
Address for notices or communications to Party A:

Address:	HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Attention:	Legal Department
Facsimile No.: 646-366-3315
Telephone No.: 212-525-3158
Electronic Messaging System Details: Not applicable
Address:	HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Attention:	Derivatives and Structured Products
Facsimile No.: 646-366-3196
Telephone No.: 212-525-8000
Electronic Messaging System Details: Not applicable
Address for notices or communications to Party B:

Address:	Nissan Auto Receivables 2008-C Owner Trust
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Attention:	Nissan Auto Receivables 2008-C Owner Trust/Dorri Costello
Facsimile No.: 302-636-4140
Telephone No.: 302-636-6194
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Electronic Messaging System Details: Not applicable
With a copy to:

Nissan Motor Acceptance Corporation
One Nissan Way
Franklin, Tennessee 37067
Attention: Shishir Bhushan
Telephone: 615-725-8132
Facsimile: 310-771-4447
With a copy to the Indenture Trustee at:

Address:	Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
New York, New York 10005
Attention: Structured Finance Services – Nissan Auto Receivables 2008-C Owner Trust
Facsimile No.: 212-553-2458
Telephone No: 908-608-3048
(b)	Process Agent. For the purpose of Section 13(c) of this Agreement:

Party A appoints as its Process Agent: Not applicable

Party B appoints as its Process Agent: Not applicable

(c)	Notices. Section 12(a) of the Agreement is amended by adding the words in the third line thereof after the phrase “messaging system” and before the “)” the words “; provided, however, any such notice or other communication may be given by facsimile transmission if telex is unavailable, no telex number is supplied by the party providing notice, or if answer back confirmation is not received from the party to whom the telex is sent.”

(d)	Offices. The provisions of Section 10(a) of this Agreement will apply to this Agreement.

(e)	Multibranch Party. For the purpose of Section 10(c) of this Agreement:

Party A is not a Multibranch Party.

Party B is not a Multibranch Party.

(f)	Calculation Agent. The Calculation Agent is the Indenture Trustee, as provided in the Indenture, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(g)	Credit Support Document. Details of any Credit Support Document:

With respect to Party A:	The Credit Support Annex and any Eligible Guarantee in support of Party A’s obligation under this Agreement

With respect to Party B:	Not applicable.
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(h)	Credit Support Provider. Credit Support Provider means in relation to

Party A:	The guarantor under any Eligible Guarantee in support of Party A’s obligations under this Agreement

Party B:	Not applicable.
(i)	Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of laws doctrine except Section 5-1401 and Section 5-1402 of the New York General Obligation Law).

(j)	Netting of Payments. The limitation set forth in Section 2(c)(ii) of this Agreement will apply and therefore the netting in Section 2(c) of this Agreement will be limited to the same Transaction.

(k)	“Affiliate” will have the meaning specified in Section 14 of this Agreement except that, for the purposes of Section 3(c) of this Agreement, neither party shall be deemed to have any Affiliates.

(l)	No Gross Up by Party B.
(i)	Section 2(d)(i)(4) is hereby deleted and replaced by the following:
“(4)(A)  If Party A is the party so required to deduct or withhold, then Party A shall make such additional payment as is necessary to ensure that the net amount actually received by Party B (free and clear of all Taxes, whether assessed against it or Party B) will equal the full amount Party B would have received had no such deduction or withholding been required; and
(B)  if Party B is the party so required to deduct or withhold, then Party B shall make the relevant payment subject to such deduction or withholding and Party B will not be required to gross up.
For the avoidance of doubt, the fact that any payment is made by Party B subject to the provisions of (B) above shall at no time affect the obligations of Party A under (A) above.”
(ii)	Indemnifiable Tax. Notwithstanding the definition of “Indemnifiable Tax” in Section 14 of this Agreement, all Taxes in relation to payments by Party A shall be Indemnifiable Taxes and in relation to payments by Party B, no Tax shall be an Indemnifiable Tax.
Part 5. Other Provisions.
(a)	ISDA Definitions

The definitions and provisions contained in the 2006 ISDA Definitions (the “ISDA Definitions”) as published by the International Swaps and Derivatives Association, Inc., are incorporated by reference into this Agreement. The Agreement and each Transaction will be governed by the ISDA Definitions as they may be officially amended and supplemented from time to time by ISDA.

For the sake of clarity, unless otherwise specified in this Agreement, the following documents shall govern in the order in which they are listed in the event of any inconsistency between any of the documents:
(i)	the Confirmation pertinent to the applicable Transaction;
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(ii)	the Schedule;

(iii)	the ISDA Definitions; and

(iv)	the printed form of ISDA Master Agreement.
(b)	Relationship Between Parties

Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for the Transaction):
(i)	Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. It has not received from the other party any assurance or guarantee as to the expected results of that Transaction.

(ii)	Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

(iii)	Status of Parties. Each party is acting as principal and not as agent and the other party is not acting as a fiduciary for or as an advisor to it in respect of that Transaction.

(iv)	Eligible Contract Participant. It is an “eligible contract participant” as defined in Section 1a(12) of the U.S. Commodity Exchange Act, 7 U.S.C. Section 1a(12).

(v)	FDIC Requirements. If it is a bank subject to the requirements of 12 U.S.C. § 1823(e), the necessary action to authorize referred to in the representation in Section 3(a)(ii) includes all authorizations required under the Federal Deposit Insurance Act as amended, including amendments effected by the Financial Institutions Reform, Recovery and Enforcement Act of 1989, and under any agreement, writ, decree, or order entered into with such party’s supervisory authorities. At all times during the term of this Agreement, such party will continuously include and maintain as part of its official written books and records this Agreement, this Schedule and all other exhibits, supplements, and attachments hereto and documents incorporated by reference herein, all Confirmations, and evidence of all necessary authorizations.

(vi)	ERISA. It continuously represents that it is not (i) an employee benefit plan (an “ERISA Plan”) as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), subject to Title 1 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, (ii) a person or entity acting on behalf of an ERISA Plan or (iii) a person or entity the assets of which constitute assets of an ERISA Plan.” It will provide notice to the other party in the event that it is aware that it is in breach of any aspect of this representation or is aware that with the passing of time,
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giving of notice or expiry of any applicable grace period, it will breach this representation.
(c)	Waiver of Jury Trial. Each party hereby irrevocably waives any and all rights to trial by jury with respect to any legal proceeding arising out of or relating to this Agreement or any Transaction contemplated hereby.

(d)	Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of the Agreement or affecting the validity or enforceability of such provision in any other jurisdiction unless such severance shall substantially impair the benefits of the remaining portions of this Agreement or changes the reciprocal obligations of the parties. The parties hereto shall endeavor in good faith negotiations to replace the prohibited or unenforceable provision with a valid provision, the economic effect of which comes as close as possible to that of the prohibited or unenforceable provision.

(e)	Transfers. Notwithstanding the provisions of Section 7:
(i)	No transfer by Party A of this Agreement or any interest or obligation in or of Party A under this Agreement shall be effective unless:
(A)	Party B consents to such transferee;

(B)	The Rating Agency Condition shall have been satisfied;

(C)	Party A shall have given Party B, the Servicer and the Indenture Trustee at least twenty days prior written notice of the proposed transfer; and

(D)	such transfer otherwise complies with the terms of the Indenture and the other Transaction Agreements.
(ii)	Except to the extent contemplated by the Indenture, neither this Agreement nor any interest in or under this Agreement may be transferred by Party B to any other entity save with Party A’s prior written consent (such consent not to be unreasonably withheld or delayed).

(iii)	Paragraphs (i) and (ii) above are subject to the following exceptions:
(A)	a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement);

(B)	a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).
(iv)	If an Eligible Replacement has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee pursuant to a transfer in accordance with this Part 5(e), Party B shall, at Party A’s written request and at Party A’s expense, take any reasonable steps required to be taken by Party B to effect such transfer.
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(v)	Upon the effectiveness of any transfer, each of Party A and Party B shall be released (in each case to the extent of the obligations so transferred) from its obligations as a party to this Agreement without any further notification or other action; provided, however, Party B shall not be released unless and until the Return Amount (pursuant to the Credit Support Annex), if any, is transferred to Party A.
(f)	Permitted Security Interest. For purposes of Section 7 of this Agreement, Party A hereby consents to the Permitted Security Interest.

“Permitted Security Interest” means the pledge and assignment by Party B of the Swap Collateral to the Indenture Trustee pursuant to the Indenture, and the granting to the Indenture Trustee of a security interest in the Swap Collateral pursuant to the Indenture.

“Swap Collateral” means all right, title and interest of Party B in this Agreement, each Transaction hereunder, and all present and future amounts payable by Party A to Party B under or in connection with this Agreement or any Transaction governed by this Agreement, including, without limitation, any transfer or termination of any such Transaction.

“Indenture Trustee” means Deutsche Bank Trust Company Americas, or any successor, acting as Indenture Trustee pursuant to the Indenture.

(g)	Absence of Certain Events. Section 3(b) of this Agreement is hereby amended by inserting the parenthetical “(with respect to Party A only)” immediately after the phrase “No Event of Default or”.

(h)	Events of Default. Section 5(a)(i) of this Agreement is hereby amended by changing the word “third” to “first” in the phrase “if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party”.

(i)	Payment on Early Termination. If an Early Termination Date occurs in respect of which Party A is the Defaulting Party or the sole Affected Party with respect to an Additional Termination Event, Party B will not be required to pay any amounts payable to Party A under Section 6(e) in respect of such Early Termination Date, and Party A will not be permitted to set-off in respect of such amounts, until payment in full of all amounts outstanding under the Notes.

(j)	No Set-Off. Party A and Party B hereby waive any and all right of set-off with respect to any amounts due under this Agreement or any Transaction, except for with respect to amounts due under Paragraph 8(a) of the Credit Support Annex, provided that nothing herein shall be construed to waive or otherwise limit the netting provisions contained in Sections 2(c) of this Agreement.

(k)	Indenture. Party B hereby acknowledges that Party A is a secured party under the Indenture with respect to this Agreement. The Indenture provides, and Party B agrees, that the Indenture Trustee shall notify the Swap Counterparty of any proposed amendment or supplement to the Indenture. If such proposed amendment or supplement would materially and adversely affect any of the Swap Counterparty’s rights or obligations under this Agreement, the Indenture Trustee shall obtain the consent of the Swap Counterparty prior to the adoption of such amendment or supplement; provided, that the Swap Counterparty’s consent to any such amendment or supplement shall not be unreasonably withheld, and provided, further, that the Swap Counterparty’s consent will be deemed to have been given if the Swap Counterparty does not object in writing within 10 days of receipt of a written request for such consent.
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(l)	No Recourse. The liability of Party B to Party A hereunder is limited in recourse solely to the amounts payable to Party A from the Available Amounts, Advances made on such Distribution Date and the amounts withdrawn from the Reserve Account in accordance with the priority of payments set forth in Section 8.04 of the Indenture. This section shall survive the termination of this Agreement.

(m)	No Petition. Party A hereby covenants and agrees that prior to the date which is one year (or, if longer, the applicable preference period) and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by any Bankruptcy Remote Party (i) it shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) it shall not commence or join with any other Person in commencing any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction. This section shall survive the termination of this Agreement.

As used above, “Bankruptcy Remote Party” means any of Nissan Auto Receivables Corporation II and Party B.

(n)	Confirmations. Each party acknowledges and agrees that the Confirmations executed as of the date hereof and designated as Ref. Nos. 513520HN and 513521HN shall be the only Transactions governed by this Agreement (it being understood that, in the event either such Confirmation shall be amended (in any respect), such amendment shall not constitute (for purposes of this paragraph) a separate Transaction or a separate Confirmation). Party A and Party B shall not enter into any additional Confirmations or Transactions hereunder.

(o)	Potential Events of Default. Section 2(a)(iii) of this Agreement is amended by the deletion of the words “or Potential Event of Default”.

(p)	Limitation of Liability. Notwithstanding anything contained herein to the contrary, in executing this Agreement (including the Schedule, Credit Support Annex and each Confirmation) on behalf of Party B, each of Wilmington Trust Company (the “Owner Trustee”) and the Indenture Trustee is acting solely in its capacity as owner trustee of Party B or indenture trustee, as applicable, and not in its individual capacity, and in no event shall either the Owner Trustee or the Indenture Trustee, in their respective individual capacities, have any liability for the representations, warranties, covenants, agreements or other obligations of Party B hereunder, for which recourse shall be had solely to the assets of Party B, except to the extent of the fraud, breach of trust or willful misconduct of the Owner Trustee or the Indenture Trustee, as applicable.

(q)	S&P and Fitch Downgrade of Party A. In the event that (i) the Relevant Entity’s short-term unsecured and unsubordinated debt rating is downgraded below “A-1” by S&P (or if its short-term rating is not available by S&P, in the event that its long-term unsecured and unsubordinated debt rating is downgraded below “A+” by S&P) (a “S&P Ratings Downgrade”) or (ii) Fitch assigns to the Relevant Entity a rating lower than the Fitch Approved Ratings (a “Fitch
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Approved Ratings Downgrade”, and in the event that either a Fitch Approved Ratings Downgrade or a S&P Ratings Downgrade applies, a “Party A Approved Ratings Downgrade”), Party A shall (A) promptly, but in no event later than two (2) Local Business Days following the date of such Party A Approved Ratings Downgrade, give Party B, the Servicer and the Indenture Trustee written notice of the occurrence of such Party A Approved Ratings Downgrade (provided, however, that Party A’s failure to give such notice shall not constitute an independent Event of Default), and (B) within 10 Business Days after a S&P Ratings Downgrade or within 30 calendar days after a Fitch Approved Rating Downgrade, either (i) transfer (at its own cost) Party A’s rights and obligations hereunder to an Eligible Replacement in accordance with and subject to the limitations of Part 5(e) of this Schedule, (ii) post Eligible Collateral in accordance with the Credit Support Annex or (iii) obtain (at Party A’s expense) an Eligible Guarantee or other similar assurance in respect of Party A’s obligations under this Agreement that satisfies the Rating Agency Condition and (C) within 60 days of the date of the S&P Ratings Downgrade, in addition to posting collateral pursuant to the Credit Support Annex (i) transfer (at its own cost) Party A’s rights and obligations hereunder to an Eligible Replacement in accordance with and subject to the limitations of Part 5(e) of this Schedule or (ii) obtain (at Party A’s expense) an Eligible Guarantee or other similar assurance in respect of Party A’s obligations under this Agreement that satisfies the Rating Agency Condition. .

If Fitch (x) assigns to the Relevant Entity a rating lower than the Fitch Required Ratings or (y) withdraws its ratings of the Relevant Entity (each such event, a “Fitch Required Ratings Downgrade”), then Party A shall: (A) within 2 Business Days of such Fitch Required Ratings Downgrade, give notice to Party B of the occurrence of such downgrade or withdrawal (provided, however, that Party A’s failure to give such notice shall not constitute an independent Event of Default), (B) within 30 calendar days of such Fitch Required Ratings Downgrade comply with the terms of the Credit Support Annex and (C) within 30 calendar days of such Fitch Required Ratings Downgrade, in addition to posting collateral pursuant to the Credit Support Annex (i) transfer (at its own cost) Party A’s rights and obligations hereunder to an Eligible Replacement in accordance with and subject to the limitations of Part 5(e) of this Schedule or (ii) obtain (at Party A’s expense) an Eligible Guarantee or other similar assurance in respect of Party A’s obligations under this Agreement that satisfies the Rating Agency Condition.

Once an Eligible Replacement is in place, Party B shall return any such Eligible Collateral to Party A pursuant to the terms of the Credit Support Annex and to the extent such Eligible Collateral has not already been applied in accordance with this Agreement or the Credit Support Annex. Party B shall have the right to terminate this Agreement if at any time Party A fails to comply with any of its obligations under this paragraph in full and in a timely manner.

(r)	Definitions.
(i)	Reference is made to that certain Indenture dated as of December 11, 2008 (the “Indenture”) among Party B, as the Issuer thereunder, and Deutsche Bank Trust Company Americas, as Indenture Trustee. Capitalized terms used but not defined in this Agreement or this Schedule will have the meanings ascribed to them in the Indenture.

(ii)	As used herein:
“Credit Support Annex” means the 1994 ISDA Credit Support Annex between Party A and Party B dated as of December 11, 2008.

“Depositor” means Nissan Auto Receivables Corporation II.
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“Eligible Guarantee” means an unconditional and irrevocable guarantee that is provided by a guarantor that has Rated Debt with respect to S&P and with the Moody’s First Trigger Required Ratings as principal debtor rather than surety and is directly enforceable by Party B, the form and substance of which guarantee are subject to the Rating Agency Condition, where either (A) a law firm has given a legal opinion confirming that none of the guarantor’s payments to Party B under such guarantee will be subject to withholding for tax or (B) such guarantee provides that, in the event that any of such guarantor’s payments to Party B are subject to withholding for tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any withholding tax) will equal the full amount Party B would have received had no such withholding been required.

“Eligible Replacement” means an entity (A)(i) with the Moody’s First Trigger Required Ratings and that has Rated Debt with respect to S&P and Fitch that is the subject of a legal opinion given by a law firm confirming that none of its payments to Party B will be subject to withholding for tax or (ii) whose present and future obligations owing to Party B are guaranteed pursuant to an Eligible Guarantee provided by a guarantor that has Rated Debt with respect to S&P and Fitch and with the Moody’s First Trigger Required Ratings and (B) could become a party to this Agreement (or party to an agreement in form and substance satisfactory to Party B, the Servicer and the Indenture Trustee) in accordance with Part 5(e) of this Schedule and pursuant to documentation which would not be less favorable to Party B than this Agreement.

“Firm Offer” means an offer which, when made, was capable of becoming legally binding upon acceptance.

“Fitch” means Fitch Ratings or its successor.

“Fitch Approved Ratings” means a long-term unsecured and unsubordinated debt rating from Fitch of at least “A” and a short-term unsecured and unsubordinated debt rating from Fitch of at least “F1”.

“Fitch Required Ratings” means a long-term unsecured and unsubordinated debt rating from Fitch of at least “BBB-”.

“Free Writing Prospectus” means any free writing prospectus prepared in connection with the public offering of the Notes.

“Moody’s” means Moody’s Investors Service, Inc. or its successor.

“Moody’s Short-term Rating” means a rating assigned by Moody’s under its short-term rating scale in respect of an entity’s short-term, unsecured and unsubordinated debt obligations.

“Notes” mean the asset-backed notes issued by Party B under the Indenture.

“Preliminary Prospectus Supplement” means any preliminary prospectus supplement prepared in connection with the public offering and sale of the Notes.

“Prospectus Supplement” means any preliminary prospectus supplement prepared in connection with the public offering and sale of the Notes.

“Qualified Counterparty” means a counterparty that (a) has Rated Debt and (b) becomes a party to this Agreement (or party to an agreement in form and substance satisfactory to Party B, the
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Servicer and the Indenture Trustee) in accordance with Part 5(e) of this Schedule and pursuant to documentation which is not less favorable to Party B than this Agreement.

“Rated Debt” means, with respect to a counterparty, (1) in the case of S&P, (i) S&P assigns (x) a long-term debt rating equal to or higher than “A” to the counterparty, and (y) assigns a short-term debt rating equal to or higher than “A-1” to the counterparty (if the counterparty has both long-term and short-term debt ratings), or (ii) S&P assigns a long-term debt rating equal to or higher than “A+” to the counterparty (if the counterparty only has a long-term debt rating), (2) in the case of Moody’s (i) Moody’s assigns (x) a long-term debt rating equal to or higher than “A2” to the counterparty, and (y) a short-term debt rating equal to or higher than “Prime 1” to the counterparty (if the counterparty has both long-term and short-term debt ratings), or (ii) Moody’s assigns a long-term debt rating equal to or higher than “A1” to the counterparty (if the counterparty only has a long-term debt rating) and (3) in the case of Fitch, assigns a long-term unsecured and unsubordinated debt rating from Fitch of at least “A” and a short-term unsecured and unsubordinated debt rating from Fitch of at least “F1”.

“Rating Agencies” means S&P, Moody’s and Fitch.

“Rating Agency Condition” means, with respect to any event or circumstance and each Rating Agency, either (a) written confirmation by such Rating Agency that the occurrence of such event or circumstance will not cause it to downgrade, qualify or withdraw its rating assigned to any of the Notes or (b) in the case of Moody’s only, that such Rating Agency shall have been given notice of such event or circumstance at least ten days prior to the occurrence of such event or circumstance (or, if ten days’ advance notice is impracticable, as much advance notice as is practicable) and such Rating Agency shall not have issued any written notice that the occurrence of such event or circumstance will cause it to downgrade, qualify or withdraw its rating assigned to the Notes.

“Relevant Entities” means Party A and any guarantor under an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement.

“S&P” means Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. or its successor.

“Servicer” means Nissan Motor Acceptance Corporation or its successor.

(s)	Amendments. Section 9(b) of this Agreement is hereby amended by inserting the following at the end thereof:

“it being a further condition to any such amendment or modification that the Rating Agency Condition shall have been satisfied.”

(t)	Regulation AB Financial Disclosure.

Subject to the last two paragraphs of this Part 5 (t) of this Schedule, so long as Party B, the Depositor or any of such parties’ Affiliates (collectively, “Nissan”) shall file reports in respect of the Notes with the Securities and Exchange Commission (the “SEC”) pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Party A agrees to Deliver within ten (10) calendar days of receipt of a written request therefor by Party B or the Depositor, such information relating to Party A as may be necessary to enable Nissan to comply with any SEC disclosure requirements, including without limitation information
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concerning Party A required by Items 1115 of Regulation AB and Forms 8-K, 10-D and 10-K. To the extent necessary to comply with Regulation AB, Party A shall obtain any necessary auditor’s consents related to any financial statements of Party A required to be incorporated by reference into any report filed by Nissan with the SEC and promptly to forward to the Depositor any such auditor consents obtained. The information provided, or authorized to be incorporated by reference, by Party A pursuant to this Part 5(t) is referred to as the “Additional Information.” For the purpose of this Part 5(t):

“Deliver” includes actual delivery or transmission of information in an EDGAR-compatible format or, in the case of any financial information required to be delivered pursuant to Item 1115 of Regulation AB and Forms 8-K, 10-D and 10-K, making such financial information available in an EDGAR-compatible format for incorporation by reference to the extent permitted by Regulation AB, together with actual delivery of all necessary auditor’s consents.

“EDGAR” means the SEC’s Electronic Data Gathering, Analysis and Retrieval system.

“Regulation AB” means Subpart 229.1100 — Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the SEC in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the SEC, or as may be provided by the SEC or its staff from time to time.

If at any time during a period that reports are being filed with respect to Party B and the Notes in accordance with the Exchange Act and the rules and regulations of the SEC, as reasonably calculated by the Depositor, the “significance percentage” of this Agreement for any class of the Notes is 10% or more, Party A shall within five (5) Local Business Days following receipt of request therefor provide the Additional Information required under Item 1115(b)(1) of Regulation AB for Party A. If Party A is unable to provide such information, Party A shall within five (5) Local Business Days following receipt of request therefor, at the sole expense of Party A, without any expense or liability to the Depositor or Party B, either (i) post Eligible Collateral, in form, substance and amount satisfactory to the Depositor, or (ii) cause a Qualified Counterparty (which satisfies the Rating Agency Condition and any other requirements of this Agreement) to replace Party A as party to this Agreement that has agreed to Deliver any information, report, certification or accountants’ consent when and as required under this Part 5(t) hereof.

If at any time during a period that reports are being filed with respect to Party B and the Notes in accordance with the Exchange Act and the rules and regulations of the SEC, as reasonably calculated by the Depositor, the “significance percentage” of this Agreement for any class of the Notes is 20% or more, Party A shall within five (5) Local Business Days following receipt of request therefor provide the Additional Information required under Item 1115(b)(2) of Regulation AB for Party A. If Party A is unable to provide such information, Party A shall within five (5) Local Business Days following receipt of request therefor, at the sole expense of Party A, without any expense or liability to the Depositor or Party B, cause a Qualified Counterparty (which satisfies the Rating Agency Condition and any other requirements of this Agreement to replace Party A as party to this Agreement that has agreed to Deliver any information, report, certification or accountants’ consent when and as required under this Part 5(t) hereof.

Party A represents and warrants that the statements appearing under the headings, “Summary — Swap Counterparty” and “The Swap Counterparty”, in each of the Preliminary Prospectus Supplement dated December 1, 2008 related to the issuance by Party B of the Notes (the “Preliminary Prospectus Supplement”) and the Prospectus Supplement dated December 2,
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2008 related to the issuance by Party B of the Notes (the “Prospectus Supplement”), except for the final sentence in each of the Preliminary Prospectus Supplement and the Prospectus Supplement under the heading “The Swap Counterparty,” which reads, “based on a reasonable good faith estimate of the maximum probable exposure, the Depositor has determined that the significance percentage of the Interest Rate Swap Agreement is less than 10%” (collectively, “Prospectus Information”) are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Party A expressly intends and agrees that any broker-dealer acting as an underwriter, placement agent or initial purchaser of the Notes (each, an “Underwriter”) are intended third-party beneficiaries of (i) the foregoing representation of Party A and (ii) the indemnity provided in the immediately succeeding paragraph.

Party A shall indemnify and hold harmless Nissan, each Underwriter, and each of Nissan’s and the Underwriters’ respective directors, officers and any person controlling Nissan or any Underwriter within the meaning of the Securities Act of 1933, as amended (collectively, each, an “indemnified party”), from and against any and all losses, claims, damages and liabilities (including reasonable legal fees and expenses) caused by any untrue statement or alleged untrue statement of a material fact contained in the Prospectus Information or in any Additional Information or caused by any omission or alleged omission to state in the Prospectus Information or any Additional Information, as applicable, a material fact required to be stated therein or necessary to make the statements therein not misleading. Promptly after the indemnified party under this Part 5(t) receives notice of the commencement of any such action, the indemnified party will, if a claim in respect thereof is to be made pursuant to this Part 5(t), promptly notify Party A in writing of the commencement thereof. In case any such action is brought against the indemnified party, and it notifies Party A of the commencement thereof, Party A shall be entitled to appoint counsel of Party A’s choice at Party A’s expense to represent the indemnified party in any action for which indemnification is sought (in which case Party A shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding Party A’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and Party A shall bear the reasonable fees, costs and expenses of such separate counsel if (i) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel, (ii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party, (iii) Party A shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) Party A shall authorize the indemnified party to employ separate counsel at the expense of Party A. Party A will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. No indemnified party will settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder without the consent of Party A, which consent shall not be unreasonably withheld.
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IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized officers as of the date first above written.

NISSAN AUTO RECEIVABLES 2008-C OWNER TRUST

By:	WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee

By:

Name:

Title:

HSBC BANK USA, NATIONAL ASSOCIATION

By:

Name:

Title:

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